UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    New Form of Award Agreements

The Compensation Committee of the Board of Directors of Christopher & Banks Corporation (the “Company”) approved a form of Time-Based Non-Qualified Stock Option (“NQSO”) Agreement and a form of Performance-Based Non-Qualified Stock Option (“PBNQSO”) Agreement under the Company’s 2018 Stock Incentive Plan for grants to be made on and after March 14, 2019.

A copy of each of the forms of the NQSO and the PBNQSO Agreement is filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The description of the award agreements included in this Form 8-K is qualified in its entirety by reference to the attached award agreements.

The information in this Current Report on Form 8-K, including Exhibit Nos. 10.1 and 10.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1 Form of Time-Based Non-Qualified Stock Option Agreement under the Christopher & Banks Corporation 2018 Stock Incentive Plan.
10.2 Form of Performance-Based Non-Qualified Stock Option Agreement under the Christopher & Banks Corporation 2018 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: March 15, 2019	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 14, 2019	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Form of Time-Based Non-Qualified Stock Option Agreement under the Christopher & Banks Corporation 2018 Stock Incentive Plan.
10.2	Form of Performance-Based Non-Qualified Stock Option Agreement under the Christopher & Banks Corporation 2018 Stock Incentive Plan.

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